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                                                                   Exhibit 23.2


               Consent of Independent Certified Public Accountants

Edelbrock Corporation

We hereby consent to the use in the Registration Statement on Form S-8, Registration Number 33-91354, of our report dated September 4, 1998, relating to the audit of the consolidated financial statements of Edelbrock Corporation, which are contained in and incorporated by reference to the Annual Report on Form 10-K for the year ended June 30, 1998.





                                               BDO SEIDMAN, LLP





Los Angeles, California
September 25, 1998




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